--------------------------------------------------------------------------------

----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1997 SEMI-ANNUAL REPORT



Listed: American Stock Exchange (Ticker
symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston,
Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
San Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 1997 in the amount of $8.50 per share, paid on June 9, 1997 to stockholders of record on May 22, 1997.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis.* The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

* The portion of any return of capital representing the Company's accumulated earnings and profits from prior years will be treated as ordinary income. The Company's accumulated earnings and profits as of December 31, 1996 amounted to $155,052.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------
505 Madison Street, Suite 220
Seattle, Washington 98104

August 11, 1997

Dear Fellow Stockholders:

  During the first half of 1997 the Company's net assets increased from $151,427,077 to $161,599,250 which is an increase of $10,172,173. This increase in net assets is after payment by the Company of $9,297,300 in dividends ($8.50 per share on June 9, 1997). This increase is also after the repurchase of stock during the first six months of 1997 for $3,802,008. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $23,271,481 which was composed of net investment income of $357,626, realized gain from the sale of investments of $18,255,473, and an increase in unrealized appreciation of $4,658,382.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $136.15 on December 31, 1996 to $149.41 on June 30, 1997. After adjustment for the dividends, the per share net asset value increased 16.0%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 20.1% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 20.6%. The per share net asset value on Friday, August 8, 1997 was $158.57.

  On February 26, 1996, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 50,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first six months of 1997 the Company purchased the remaining 12,200 shares of its capital stock under this authorization.

  On February 10, 1997, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the first six months of 1997 the Company purchased 18,400 shares of its capital stock under this authorization. As of June 30, 1997 the Company had 81,600 shares remaining under this authorization.

  During the first six months of 1997 the Company had total interest and dividend income of $965,335 as compared to $917,080 for the same period in 1996 for an increase of $48,255. During the first six months of 1997 operating expenses were $607,709 which is a $35,983 increase from $571,726 for the first six months of 1996. The resulting net investment income of $357,626 for the first six months of 1997 is an increase from $345,354 for the first six months of 1996. This resulted in an increase to $.33 per share versus $.30 per share.

  The following are the major ($500,000 or more) changes made in the Company's portfolio of common stocks during the second quarter of 1997:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                            SHARES
                                              ----------------------------------
                                                                       HELD
SECURITY NAME                                 ADDITIONS REDUCTIONS JUNE 30, 1997
--------------------------------------------- --------- ---------- -------------
ADT Limited..................................            125,000       60,000
BB&T Corporation.............................  18,000                  18,000
Bed Bath & Beyond, Inc. .....................  29,000                  29,000
BetzDearborn, Inc. ..........................  12,000                  12,000
Cisco Systems, Inc. .........................  12,000                  12,000
Eastman Kodak Co. ...........................              9,000            0
Emerson Electric Co. ........................             16,000            0
Gartner Group, Inc. New Cl. A................  21,000                  21,000
Intel Corp. .................................              4,000        9,000
Interpublic Group Of Companies, Inc. ........             25,000            0
Manpower, Inc. ..............................             55,322      100,000
MCI Communications Corp. ....................             50,000            0
Morgan (J.P.) & Co., Inc. ...................              5,000       15,000
Pfizer, Inc. ................................   7,000      5,000       15,000
Pharmacia & Upjohn, Inc. ....................             36,000            0
Pioneer Hi-Bred International, Inc. .........  14,000                  14,000
RCM International Growth Equity Fund A.......  65,000                 145,000
SBC Communications, Inc. ....................             10,000       20,000
Tyco International Ltd. .....................   9,000                  19,000
USA Waste Services, Inc. ....................             20,000            0
Warner Lambert Co. ..........................   5,000                  34,000
Xerox Corp. .................................  11,000                  11,000

  The value of the Company's investment in the securities of Amgen, Inc. amounted to 12.8% of the Company's total assets at June 30, 1997. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  On June 9, 1997, the Company paid a cash dividend of $8.50 per share to stockholders of record on May 22, 1997. The Company currently estimates that the sources of this dividend will be $.44 per share from net investment income for the year ending December 31, 1997, $.28 per share from net short-term capital gains realized during the year ending December 31, 1997 and $7.78 per share from net long-term capital gains realized during the year ending December 31, 1997. This dividend was the annual distribution for the year 1997 under the Company's distribution policy. Please refer to the Distribution Policy in this report. The Company does not intend to pay further dividends in 1997 and intends to retain any undistributed net long-term capital gains realized during the year 1997.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons and each Monday in the Wall Street Journal, the New York Times and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN
----------------------
William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997 (Unaudited)

ASSETS:
 Investments, at value (see accompanying schedule)(Note 1):
  Short-term investments (cost $11,797,870)                     $ 11,797,870
  Common stocks (cost $67,699,129)                               149,142,628
                                                                ------------
    TOTAL INVESTMENTS (COST $79,496,999)                         160,940,498
 Cash                                                                  6,404
 Receivable for securities sold                                    2,032,177
 Interest and dividends receivable                                   107,098
 Other assets                                                        130,372
                                                                ------------
    TOTAL ASSETS                                                 163,216,549
                                                                ------------
LIABILITIES:
 Advisory fee payable (Note 5)                                        67,191
 Payable for securities purchased                                  1,298,822
 Payable for capital stock repurchased                               221,886
 Other accrued expenses                                               29,400
                                                                ------------
    TOTAL LIABILITIES                                              1,617,299
                                                                ------------
NET ASSETS applicable to 1,081,600 outstanding shares of capi-
 tal stock equivalent to $149.41 per share on June 30, 1997
 (Note 3)                                                       $161,599,250
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  SIX MONTHS
                                                    ENDED
                                                   JUNE 30,     YEAR ENDED
                                                     1997      DECEMBER 31,
                                                 (UNAUDITED)       1996
OPERATIONS:
 Net investment income                           $    357,626  $    652,522
 Realized gain on investments                      18,255,473    13,780,358
 Increase in unrealized appreciation                4,658,382     1,523,330
                                                 ------------  ------------
 Net increase in net assets resulting from oper-
  ations                                           23,271,481    15,956,210
                                                 ------------  ------------
DIVIDENDS TO STOCKHOLDERS:
 From net investment income                          (357,626)     (652,522)
 From net realized gain on investments             (8,939,674)   (7,166,898)
                                                 ------------  ------------
   Total dividends to stockholders ($8.50 per
    share--1997; $6.9125
    per share--1996)                               (9,297,300)   (7,819,420)
                                                 ------------  ------------
COST OF SHARES OF BERGSTROM CAPITAL CORPORATION
 STOCK PURCHASED (30,600 SHARES--1997; 51,500
 SHARES--1996)                                     (3,802,008)   (6,066,937)
                                                 ------------  ------------
TOTAL INCREASE IN NET ASSETS                       10,172,173     2,069,853
NET ASSETS, BEGINNING OF PERIOD                   151,427,077   149,357,224
                                                 ------------  ------------
NET ASSETS, END OF PERIOD                        $161,599,250  $151,427,077
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1997 (Unaudited)

INVESTMENT INCOME:
 Interest                                                         $   433,568
 Dividends                                                            531,767
                                                                  -----------
    TOTAL INCOME                                                      965,335
                                                                  -----------
EXPENSES:
 Advisory fees (Note 5)                                               459,261
 Legal fees                                                            22,825
 Auditing fees                                                         42,400
 Stockholders' meeting and reports                                      9,115
 Transfer agent fees and expenses                                      13,488
 Custodian fees                                                        12,957
 Directors' fees and expenses                                          21,844
 Fee for shares listed on American Stock Exchange                       3,500
 State and other taxes                                                 12,371
 Other                                                                  9,948
                                                                  -----------
    TOTAL EXPENSES                                                    607,709
                                                                  -----------
NET INVESTMENT INCOME ($.33 PER SHARE) (NOTE 2)                       357,626
                                                                  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $46,937,052
  Cost of securities sold                              28,697,282
                                                      -----------
    Realized gain on investments sold (Notes 2 and 4)  18,239,770
  Capital gain distributions received                      15,703
                                                      -----------
      Realized gain on investments                                 18,255,473
 Unrealized appreciation of investments:
  Beginning of period                                  76,785,117
  End of period                                        81,443,499
                                                      -----------
      Increase in unrealized appreciation                           4,658,382
                                                                  -----------
NET GAIN ON INVESTMENTS ($20.85 PER SHARE) (NOTE 2)                22,913,855
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $23,271,481
                                                                  ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of the past and should not be regarded as a representation of future results.

                          SIX MONTHS
                             ENDED            YEARS ENDED DECEMBER 31
                         JUNE 30, 1997 --------------------------------------------
                          (UNAUDITED)   1996     1995     1994     1993      1992
                         ------------- -------  -------  ------   -------   -------
Net asset value at
 beginning of period        $136.15    $128.35  $ 94.56  $95.06   $102.68   $104.89
Net investment income
 (1)                            .33        .57      .99    1.22      1.10      1.05
Net realized and
 unrealized gain (loss)
 on investments               20.85      13.51    37.16    2.23     (6.72)    (1.23)
Dividends from:
 Net investment income
  (2)                          (.33)      (.58)   (1.01)  (1.22)    (1.10)    (1.05)
 Net realized gain on
  investments                 (8.17)     (6.33)   (3.99)  (2.78)     (.90)     (.95)
                            -------    -------  -------  ------   -------   -------
  Total dividends             (8.50)     (6.91)   (5.00)  (4.00)    (2.00)    (2.00)
                            -------    -------  -------  ------   -------   -------
Increase due to sale of
 Bergstrom stock under
 rights offering at
 more than net asset
 value                                                                          .09
Rights offering
 expenses charged to
 paid in capital                                                               (.12)
Increase due to
 purchase of Bergstrom
 stock at less than net
 asset value                    .58        .63      .64     .05
                            -------    -------  -------  ------   -------   -------
Net asset value at end
 of period                  $149.41    $136.15  $128.35  $94.56   $ 95.06   $102.68
                            =======    =======  =======  ======   =======   =======
Market value per share
 at end of period           $130.50    $119.00  $109.50  $84.88   $ 94.50   $132.13
                            =======    =======  =======  ======   =======   =======
Total investment
 returns:
 Based on market value
  per share (3)                17.9%*     15.6%    38.1%   (3.4)%   (25.1)%    10.1%
 Based on net asset
  value per share (4)          16.0%*     14.0%    43.5%    5.6%     (3.8)%     1.1%
Net assets at end of
 period (in millions)       $   162    $   151  $   149  $  115   $   118   $   127
Ratio of expenses to
 average net assets             .39%*      .76%     .82%    .84%      .81%      .79%
Ratio of net investment
 income to average net
 assets                         .23%*      .43%     .88%   1.29%     1.11%     1.08%
Average commission rate
 paid (5)                   $0.0672    $0.0651      --      --        --        --
Portfolio turnover rate       17.26%*    31.80%   29.69%  25.58%    26.16%    13.55%
Number of shares
 outstanding at end of
 period (in thousands)        1,082      1,112    1,164   1,213     1,237     1,238

(1)Based on weighted average number of shares outstanding.

(2) Based on number of shares outstanding on record date.

(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

(5) Represents average commission rate paid per share on purchases and sales of equity securities by the Company, as computed under a Securities and Exchange Commission rule which was effective for the Company for the year 1996. Prior year rates have not been presented as permitted by the rule.

  *Not Annualized.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
June 30, 1997 (Unaudited)

SHARES OR PRINCIPAL AMOUNT

                                                         COST        VALUE
             SHORT-TERM INVESTMENTS (7.3%):
  $7,805,000 State Street Bank and Trust Company,
              5.25% Euro-Dollar Deposit due 7/01/97   $ 7,805,000 $  7,805,000
             General Motors Acceptance Corp., 5.58%
   2,000,000  Note due 7/09/97                          1,997,520    1,997,520
             General Motors Acceptance Corp., 5.58%
   2,000,000  Note due 7/16/97                          1,995,350    1,995,350
 -----------                                          ----------- ------------
 $11,805,000  TOTAL--SHORT-TERM INVESTMENTS            11,797,870   11,797,870
 ===========                                          ----------- ------------
             COMMON STOCKS (92.7%):
             AEROSPACE AND DEFENSE (0.7%):
      20,000 Sundstrand Corp.                             505,395    1,116,250
                                                      ----------- ------------
             BANKS (4.1%):
      18,000 BB&T Corporation                             821,846      810,000
      24,000 Bank New York, Inc.                          933,258    1,044,000
      13,000 Citicorp                                   1,347,574    1,567,312
      23,000 Comerica, Inc.                               744,004    1,564,000
      15,000 Morgan (J.P.) & Co., Inc.                    963,451    1,565,625
                                                      ----------- ------------
                                                        4,810,133    6,550,937
                                                      ----------- ------------
             BEVERAGES (4.3%):
      72,000 Coca-Cola Enterprises, Inc.                  990,732    1,656,000
      77,500 Coca-Cola Co.                                104,001    5,231,250
                                                      ----------- ------------
                                                        1,094,733    6,887,250
                                                      ----------- ------------
             BIOTECHNOLOGY (13.0%):
     360,000 Amgen, Inc. (B)                            1,880,819   20,925,000
                                                      ----------- ------------
             BUSINESS SERVICES (5.7%):
      60,000 ADT Limited (B)                              381,254    1,980,000
      50,000 Cognizant Corporation                      1,641,500    2,025,000
             Huntingdon Life Sciences Group PLC ADR
     135,000 (C)                                          741,765      725,625
     100,000 Manpower, Inc.                             1,671,364    4,450,000
                                                      ----------- ------------
                                                        4,435,883    9,180,625
                                                      ----------- ------------
             CHEMICALS (0.5%):
      12,000 BetzDearborn, Inc.                           797,977      792,000
                                                      ----------- ------------
             COMMUNICATION SYSTEMS (2.3%):
      20,000 SBC Communications, Inc.                     179,424    1,237,500
      75,600 Worldcom, Inc.                             1,440,418    2,419,200
                                                      ----------- ------------
                                                        1,619,842    3,656,700
                                                      ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT
          COMMON STOCKS (UNAUDITED)--CONTINUED

                                                          COST        VALUE
             COMPUTERS AND INFORMATION (0.5%):
      14,000 Hewlett Packard Co.                       $   492,639 $    784,000
                                                       ----------- ------------
             COSMETICS/PERSONAL CARE (0.6%):
      14,000 Avon Products, Inc.                           418,369      987,875
                                                       ----------- ------------
             DIVERSIFIED TECHNOLOGY (1.1%):
      23,000 Nokia Corp. Sponsored ADR                     858,978    1,696,250
                                                       ----------- ------------
             DRUGS AND HEALTH SUPPLIES (7.2%):
       9,000 Glaxo PLC ADR                                 290,790      376,312
      31,000 Guidant Corp.                                 988,169    2,635,000
      20,000 Johnson & Johnson                             898,474    1,287,500
      18,000 Medtronic, Inc.                             1,164,530    1,458,000
      12,000 Merck & Co., Inc.                             770,986    1,242,000
      15,000 Pfizer, Inc.                                1,283,208    1,792,500
      31,000 Smithkline Beecham PLC ADR                  1,295,975    2,840,375
                                                       ----------- ------------
                                                         6,692,132   11,631,687
                                                       ----------- ------------
             ELECTRICAL COMPONENTS (1.2%):
      28,000 General Electric Co.                        1,211,090    1,830,500
      69,000 Micro-Metrics, Inc. (A,B)                     227,700       25,268
                                                       ----------- ------------
                                                         1,438,790    1,855,768
                                                       ----------- ------------
             ELECTRONICS/NEW TECHNOLOGY (4.4%):
      15,000 Analog Devices, Inc.                          350,486      398,438
       6,200 Ascend Communications, Inc.                   253,718      244,125
      12,000 Cisco Systems, Inc.                           828,178      805,500
      33,000 Ericsson L M Tel Co ADR                       786,857    1,299,375
       9,000 Intel Corp.                                   542,187    1,276,313
      11,000 Lucent Technologies, Inc.                     508,107      792,687
      28,000 Newbridge Networks Corp.                      904,550    1,218,000
      54,000 Nextel Communications, Inc.                   781,200    1,022,625
                                                       ----------- ------------
                                                         4,955,283    7,057,063
                                                       ----------- ------------
             FINANCIAL SERVICES, DIVERSIFIED (1.4%):
      15,000 Amresco, Inc.                                 324,375      322,500
      25,000 Federal National Mortgage Association         645,849    1,090,625
      34,000 Glendale Federal Bank FSB                     937,264      888,250
                                                       ----------- ------------
                                                         1,907,488    2,301,375
                                                       ----------- ------------
             FOOD PROCESSING (0.7%):
      14,000 Pioneer Hi-Bred International, Inc.           862,848    1,120,000
                                                       ----------- ------------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT
          COMMON STOCKS (UNAUDITED)--CONTINUED

                                                       COST        VALUE
             HARDWARE AND TOOLS (0.5%):
      20,000 Snap-On, Inc.                          $   585,650 $    787,500
                                                    ----------- ------------
             HOUSEHOLD PRODUCTS (NON-DURABLE)
             (2.0%):
      30,000 Kimberly Clark Corp.                     1,092,658    1,492,500
      12,000 Proctor & Gamble Co.                       572,220    1,695,000
                                                    ----------- ------------
                                                      1,664,878    3,187,500
                                                    ----------- ------------
             INDUSTRIAL MACHINERY (0.8%):
      19,000 Tyco International Ltd.                  1,064,459    1,321,688
                                                    ----------- ------------
             INSURANCE (2.3%):
      17,325 American International Group, Inc.         490,860    2,587,922
      18,000 PMI Group, Inc.                            818,585    1,122,750
                                                    ----------- ------------
                                                      1,309,445    3,710,672
                                                    ----------- ------------
             LODGING (1.5%):
      29,000 Doubletree Corp.                         1,159,997    1,192,625
      20,000 Marriott International, Inc.               540,111    1,227,500
                                                    ----------- ------------
                                                      1,700,108    2,420,125
                                                    ----------- ------------
             MEDIA (1.6%):
             Comcast UK Cable Partners Ltd. CI. A
      51,000 Com                                        650,250      612,000
      15,000 Disney (Walt) Co.                          560,460    1,203,750
      21,000 Gartner Group, Inc. New Cl. A              526,200      754,688
                                                    ----------- ------------
                                                      1,736,910    2,570,438
                                                    ----------- ------------
             MEDICAL SUPPLIES (3.8%):
      12,900 Abbott Laboratories                        452,270      861,075
     100,000 Baxter International, Inc.                 880,840    5,225,000
                                                    ----------- ------------
                                                      1,333,110    6,086,075
                                                    ----------- ------------
             OFFICE EQUIPMENT (0.5%):
      11,000 Xerox Corp.                                804,150      867,625
                                                    ----------- ------------
             PETROLEUM SERVICES (0.8%):
      10,000 Baker Hughes, Inc.                         323,611      386,875
       7,000 Schlumberger, Ltd.                         523,562      875,000
                                                    ----------- ------------
                                                        847,173    1,261,875
                                                    ----------- ------------
             PHARMACEUTICALS (6.9%):
      16,000 Bristol-Myers Squibb Co.                   215,411    1,296,000
      39,000 Lilly Eli & Co.                          1,351,106    4,263,187
      28,000 Schering-Plough Corp.                      487,839    1,340,500
      34,000 Warner Lambert Co.                       1,702,611    4,224,500
                                                    ----------- ------------
                                                      3,756,967   11,124,187
                                                    ----------- ------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

SHARES OR PRINCIPAL AMOUNT
          COMMON STOCKS (UNAUDITED)--CONTINUED

                                                         COST        VALUE
             RECREATION--TOYS (0.7%):
      37,500 Hasbro, Inc.                             $   926,822 $  1,064,063
                                                      ----------- ------------
             REGULATED INVESTMENT COMPANIES (8.2%):
             Convertible Holdings, Inc. Capital
     300,000 Shares                                     3,024,788    4,800,000
      50,000 Latin America Growth Fund, Inc.              528,218      587,500
      65,000 Latin America Investment Fund              1,077,012    1,267,500
     325,000 RCM Growth Equity Fund, Inc.               2,005,250    2,249,000
     145,000 RCM International Growth Equity Fund A     1,875,370    2,164,850
     175,000 RCM Small Cap Fund                         1,961,750    2,189,250
                                                      ----------- ------------
                                                       10,472,388   13,258,100
                                                      ----------- ------------
             RESTAURANTS (2.4%):
     106,000 Host Marriott Corp.                        1,577,381    1,888,125
      42,000 McDonalds Corp.                            1,184,151    2,029,125
                                                      ----------- ------------
                                                        2,761,532    3,917,250
                                                      ----------- ------------
             RETAIL TRADE (2.3%):
      29,000 Bed Bath & Beyond, Inc.                      757,687      880,875
      31,250 Consolidated Stores Corp.                    896,115    1,085,938
      25,000 Crown Books Corporation (B)                  309,500      256,250
      18,000 CVS Corporation                              687,129      922,500
      18,000 Hannaford Bros. Co.                          448,648      640,125
                                                      ----------- ------------
                                                        3,099,079    3,785,688
                                                      ----------- ------------
             SOFTWARE AND PROCESSING (10.7%):
      11,000 America Online, Inc.                         489,962      611,875
      13,000 Automatic Data Processing, Inc.              285,181      611,000
     573,750 Boole & Babbage, Inc. (B)                    340,000   12,192,187
      24,000 Microsoft Corp. (B)                          999,600    3,033,000
      24,000 Sterling Commerce, Inc.                      750,406      789,000
                                                      ----------- ------------
                                                        2,865,149   17,237,062
                                                      ----------- ------------
             TOTALS--COMMON STOCKS                     67,699,129  149,142,628
                                                      ----------- ------------
             TOTALS--INVESTMENTS                      $79,496,999 $160,940,498
                                                      =========== ============

(A) Company "affiliated" with the Corporation as defined in the Investment Company Act of 1940. There were no purchases or sales of this security during the first six months of 1997, nor was any income earned.
(B) Non-income producing securities.
(C) Formerly Huntingdon International Holdings PLC ADR.

See Accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short Sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES

  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. After review by the Board of Directors during the year 1996, it was determined that a portion of the net long-term capital gains realized during the year 1996 should be retained by the Corporation and taxes thereon should be paid by the Corporation, and that the remainder of the net long-term capital gains realized during the year 1996 should be distributed in 1996.

  For federal income tax purposes at June 30, 1997 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $81,854,554, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $411,055, the net unrealized appreciation is $81,443,499 and the aggregate cost of securities for federal income tax purposes is $79,496,999.

NOTE 3--CAPITAL STOCK

  At June 30, 1997 the issued and outstanding capital stock of the Corporation consisted of 1,081,600 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $79,887,561 (including $64,375,990 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $81,443,499. During the six months ended June 30, 1997, 30,600 shares of Bergstrom Capital Corporation stock were purchased from stockholders at a weighted average discount of 14.4% from net asset value. These shares were retired and restored to the status of authorized but unissued shares.

  As of June 30, 1997 the Corporation was authorized to purchase, on the American Stock Exchange, up to 81,600 shares of its capital stock. Purchases will be made at market prices prevailing at the time of purchase, but in no event will purchases be made at prices in excess of the then current net asset value per share.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--CONTINUED

NOTE 4--SECURITIES

  During the six months ended June 30, 1997, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $24,976,973 and $46,937,052, respectively.

  The Company's investment in securities of the biotechnology industry as a whole accounted for 12.8% of the Company's total assets on June 30, 1997. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES

  The Corporation's advisory contract ("Contract") with Bergstrom Advisers, Inc. (the "Adviser"), wholly owned by a principal stockholder of the Corporation, provides for an advisory fee which on an annual basis would amount to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee is computed weekly.

  The Contract also provides that if in any fiscal year of the Corporation the sum of the fee paid and payable to the Adviser for such year plus the operating expenses, as defined, for such year exceeds 1 1/2% of the first $50,000,000 of the Corporation's average net assets, plus 1% of the Corporation's average net assets in excess of $50,000,000, the Adviser will reimburse the Corporation for such excess, up to the amount of the fee received by the Adviser for such year. In the event the excess operating expenses are greater than the Adviser's fee for such year the maximum amount payable by the Adviser would be the amount of the fee received, and there would be no carryforward or carryback of the unrecovered portion to any other period. There was no reduction in the fee in 1996.

NOTE 6--DIRECTORS' FEES

  One director of the Corporation is an officer and director of the Corporation's investment adviser. Directors' fees and expenses in the amount of $21,844 have been paid in 1997 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
                               Registered Representative
Chairman                       Anderson & Strudwick Incorporated
                               President

WILLIAM L. McQUEEN             Closed-End Fund Advisors, Inc.

President and Treasurer        C.H. WILLIAMS

NORMAN R. NIELSEN              Retired Banker
Manager and Senior Member
of Research Staff
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302

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